Exhibit 99.2
Recent Property Acquisitions Strengthening Our Portfolio September, 2008

Summary of Recent Acquisitions

Submarket Acquisition Criteria Employment Centers Proximity to jobs and expanding employment corridors Lifestyle Centers Proximity to shopping, restaurants, and entertainment Transportation Centers Proximity to transportation hubs, including highway access, railways, etc. Low Single Family Affordability Single family home ownership represents a premium to renting an apartment home Operational Efficiency / Market Knowledge Proximity to other UDR owned and operated properties

Acquisitions - Seattle, Washington Area Hearthstone at Merrill Creek Everett, Washington 220 Homes Year Built: 2000 Acquired: 2Q2008

Newer product available to Kitchen and Bath Program Employment Centers Located in Merrill Creek Business Park, home to employers including Campbell's Soup, TRW Aeronautical Systems, The Fluke Company, and Boeing Direct access to Boeing assembly plant for 747, 767, 777, and the 787 Dreamliner Production of this fuel efficient jet is the future of the airline industry. This plant currently has 1,425 orders already committed with 892 being for the Dreamliner. There is no expected competition to the Dreamliner until 2013 Low affordability to Single Family Homeownership - 45% discount Adds needed portfolio sizing to our Puget Sound portfolio Seattle, Washington Area - Submarket Acquisition Criteria Hearthstone at Merrill Creek Boeing Payne Field Seaway Center Business Park Seattle / Bellevue 25 Miles South

Acquisitions - Seattle, Washington Area Island Square Apartments Mercer Island, Washington 235 Homes Year Built: 2007 Acquired: 3Q2008

Seattle, Washington Area - Submarket Acquisition Criteria Island Square Downtown Seattle Downtown Bellevue Mercer Island New Product - recently stabilized Mixed-use development 235 apartment homes, 25K square feet of retail and 14K square feet of office space Employment Centers Located in downtown Mercer Island Central Business District. Access to both downtown Seattle and Bellevue job centers, including the Microsoft World Headquarters Transportation Located on Interstate 90, 3 miles to downtown Seattle and downtown Bellevue Low affordability to Single Family Homeownership - median home value on Mercer Island is over $1 million Adds needed portfolio sizing to our Puget Sound portfolio Microsoft Campus

Acquisitions - Northern California Almaden Lake Village San Jose, California 250 Homes Year Built: 1998 / 1999 Acquired: 3Q2008

Northern California - Submarket Acquisition Criteria Almaden Lake Village Lake Almaden Westfield Oakridge Mall And Shopping Center Light Rail Station San Jose Milpitas Sunnyvale Highway 87 To San Jose 10 year-old product Kitchen and Bath Program Transportation Adjacent to Valley Transit Authority light rail Immediate access to the 101 Freeway Employment Centers Access to Silicon Valley, home to headquarters, such as Google, Yahoo, eBay, Apple, Intel and Adobe Low affordability to Single Family Homeownership - 65% discount Adds scale to our Northern California portfolio

Acquisitions - San Francisco Bay Area Edgewater Luxury Apartments San Francisco, California 193 Homes Year Built: 2007 Acquired: 1Q2008

San Francisco Bay Area - Submarket Acquisition Criteria New Construction 100% Market Rate with Fee Simple Title Lifestyle Centers Mission Bay Submarket Blocks from AT&T Ballpark and Marina Replacement Cost - Replacement cost - 3 year entitlement, $650K to $700K/home with affordability component Walking access to entertainment, retail districts, restaurants, and jobs Transportation - Blocks from both the BART and Caltrans, 280 freeway access Low affordability to Single Family Homeownership - 52% discount Edgewater Financial District And Downtown San Francisco Caltrain and Muni Light Rail Stations BART Rail Station San Francisco Shopping Center Union Square

San Francisco Bay Area - Submarket Acquisition Criteria Edgewater Caltrain and Muni Light Rail Stations AT&T Ballpark and Marina Financial District And Downtown San Francisco Bay Bridge (I-80) Oakland Mission Bay District

Acquisitions - Southern California Tierra Del Rey Marina Del Rey, California 170 homes Year built: 1998 / 1999 Acquisition date: 4Q2007

Southern California - Submarket Acquisition Criteria Tierra Del Rey Marina Villa Marina Marketplace Retail Shopping Center Jefferson at Marina Del Rey (UDR Joint Venture) Los Angeles, CA 10 year-old product Kitchen and Bath Program 100% Market Rate with Fee Simple Title Lifestyle Centers Adjacent to Villa Marina Marketplace Adjacent to restaurants Walking distance to marina and beach area Employment Centers Access to West Los Angeles job markets, easy access to downtown L.A. Job markets via the 10 Freeway Low affordability to Single Family Homeownership - 57% discount

Pine Brook Village II Costa Mesa, California 296 Homes Year Built: 1975 Acquired: 1Q2008 Acquisitions - Southern California

Older product available to upgrading and renovations Operational Efficiency Adjacent to currently owned properties Economies of scale and market pricing power Location is a known commodity for UDR Product and rent pricing are a niche that fits with the market demand UDR's NOI growth in this submarket has averaged 8 - 10% per year since 2003 UDR's Operations are outperforming seller's operations, collecting $100 more in NOI per home per month Southern California - Submarket Acquisition Criteria John Wayne Orange County Airport Mesa Verde Villas Newport Beach South Coast Plaza Shopping Center Los Angeles, CA Pacific Ocean

Acquisitions - Dallas, Texas Area Legacy Village Plano, Texas 1,043 Homes Year Built: 2005, 2006, 2007 Acquired: 1Q2008

Newer Construction 3 Distinct Properties Legacy Village - 478 homes, avg. rent $950 per home Lakeside at Legacy Village - 501 homes, avg. rent $990 per home Acqua - 64 homes, avg. rent of $1,853 per home Employment Centers Located in the Legacy Business Park - home to corporate headquarters of JCPenney, PepsiCo/Frito Lay, Dr. Pepper/Snapple, and EDS Lifestyle Centers Mixed-use location adjacent to 450,000 sq. ft. of retail, office, and entertainment Dallas, Texas Area - Submarket Acquisition Criteria EDS PepsiCo JCPenney McAffee Legacy Town Center Legacy Portfolio Ford Motors Dallas, TX

Acquisitions - Austin, Texas Residences at The Domain Austin, Texas 390 Homes Year Built: 2007 Acquired: 3Q2008

Austin, Texas - Submarket Acquisition Criteria Residences at The Domain and The Domain Urban Village New Construction - recently stabilized Lifestyle Centers - Located in mixed-use development sponsored by the City of Austin, Domain Urban Village, with 700,000 sq. ft. of retail, 75,000 sq. ft. of office, and numerous restaurants Transportation Located in close proximity to future rail lines, Capital MetroRail Line and Union Pacific Rail Line. Employment Centers - Located within close proximity to Central Austin and Northwest Austin job centers Downtown Austin Capital MetroRail Line Union Pacific Rail Line

Residences at The Domain Future Residences at The Domain Homes Retailers Include: Macy's, Neiman Marcus, Louis Vuitton, Tumi, Coach, Lacoste, L'Occitane, Victoria's Secret, Tiffany & Co., Diesel, Mastin+OSA, Juicy Couture, Banana Republic, J. Crew, Metropark, Ralph Lauren, and more. Restaurants Include: Joe DiMaggio's, Kona Grill, Daily Grill, McCormick & Schmicks, Jasper's, and North

Acquisitions - Baltimore, Maryland Area Dulaney Crescent Towson, Maryland 264 Homes Year Built: 2003 Acquired: 1Q2008

Newer product available to Kitchen and Bath Program Employment Centers Access to Interstate Highways 695, 83, and 395 Direct access to 4.7 million sq. ft. of office Lifestyle Centers Walking distance to Towson Town Center Low affordability to Single Family Homeownership - 33% discount Access to Johns Hopkins University, St. Joseph's Medical Center, and Greater Baltimore Medical Center Baltimore, Maryland Area - Submarket Acquisition Criteria Dulaney Crescent Towson Town Center Towson University

Acquisitions - Washington, D.C. Area Circle Towers Fairfax, Virginia 606 Homes Year Built: 1972 Acquired: 1Q2008

Acquisitions - Washington, D.C. Area Delancey at Shirlington Village Arlington, Virginia 241 Homes Year Built: 2007 Acquired: 1Q2008

New product still in lease-up. 75% occupancy. Growth inherent as stabilization occurs 100% Market Rate with Fee Simple Title Lifestyle Centers Mixed-use development Grocery store located under mid-rise tower Retail portion of property is master leased to Federal Realty Transportation 20 minute commute, in traffic, to downtown Washington, D.C., Alexandria and Arlington Located adjacent to Metrobus Transit Center, which provides direct access to the Washington Metro Rail system Low affordability to Single Family Homeownership - 50% discount Washington, D. C. Area - Submarket Acquisition Criteria Delancey at Shirlington Village Ronald Reagan National Airport Downtown Washington, D.C. Arlington National Cemetery Arlington, VA

Washington, D. C. Area - Submarket Acquisition Criteria

Acquisitions - Presale Properties The Place at Millenia Orlando, FL 371 Homes New Construction Acquired: 1Q2008

Acquisitions - Presale Properties Vintage Lofts Tampa, FL 249 Homes Acquired: 3Q2008 Expected Completion: 2009

Acquisitions - Presale Properties Waterford at Peoria Phoenix, AZ 200 Homes Acquired 3Q2008 Expected completion: 2008

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward- looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, including expectations that the Company will be able to secure one or more institutional investor-partners, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Safe Harbor Statement